UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2006

ENERGY TRANSFER EQUITY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2828 Woodside Street

Dallas, Texas 75204

(Address of principal executive offices, including zip code)

214-981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 9, 2006, Energy Transfer Equity, L.P. (“ETE”) issued a press release announcing an increase in its quarterly distribution to unitholders. A copy of this press release is being filed as an exhibit hereto and is incorporated by reference herein.

On May 9, 2006, Energy Transfer Partners, L.P. (“ETP”) and ETE will hold an analyst conference at which ETP will discuss its business overview, current construction projects, future expansion plans, and recently updated guidance for fiscal year 2006 and ETE will discuss its corporate structure, business overview, and distributable cash flow. The information to be presented at the meeting is available on ETP’s and ETE’s website at www.energytransfer.com and is being filed as an exhibit hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated May 9, 2006, announcing an increase in the quarterly distribution to unitholders.

99.2	Presentation at May 9, 2006, analyst meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC, its general partner

By:	/s/ John W. McReynolds
John W. McReynolds, President and Chief Financial Officer

Dated: May 9, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 9, 2006.

99.2	Presentation at May 9, 2006 Analyst Meeting.